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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JANUARY 25, 2006


                                 CBS CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                    001-09553                04-2949533
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)        Identification Number)


        51 WEST 52ND STREET, NEW YORK, NEW YORK                10019
       (Address of principal executive offices)              (zip code)


       Registrant's telephone number, including area code: (212) 975-4321


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8     OTHER EVENTS

ITEM 8.01     OTHER EVENTS.

              On January 25, 2006, the board of directors of CBS Corporation (the "Company") announced a 14% increase in the quarterly dividend rate on the Company's common stock, from 14 cents to 16 cents per share, payable on April 1, 2006 for shareholders of record as of February 28, 2006.


SECTION 9     FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number       Description of Exhibit
--------------       ----------------------

      99 Press release of the Company, dated January 25, 2006, announcing increase in quarterly dividend rate.



















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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CBS CORPORATION
                                         (Registrant)

                                         By: /s/ Louis J. Briskman
                                             -----------------------------------
                                             Name: Louis J. Briskman
                                             Title: Executive Vice President and
                                                    General Counsel

Date: January 27, 2006




























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                                  EXHIBIT INDEX



Exhibit Number       Description of Exhibit
--------------       ----------------------

      99 Press release of the Company, dated January 25, 2006, announcing increase in quarterly dividend rate.































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